                                                                 EXHIBIT 10.36



                                  BILL OF SALE


      FOR VALUE RECEIVED, Wireless USA, Inc. ("Wireless") hereby sells to PrinVest Financial Corp. ("PrinVest") that certain equipment set forth on Exhibit "A" attached hereto and incorporated by reference (the "Equipment").
The sale of the Equipment shall be on the terms and with the representations and warranties of Wireless and Coyote Technologies, LLC ("Coyote") attached as Exhibit "B" hereto and incorporated by reference. Wireless and Coyote shall be bound by each of said representations and warranties and shall be liable to PrinVest for any attorney's fees, costs or damages incurred by PrinVest in the event any warranty is breached or any representation is false or misleading.

            Wireless hereby directs PrinVest to pay the purchase price of the Equipment in the amount of $8,600,000 (the "Purchase Price") directly to Coyote. The Purchase Price shall be paid as follows:


      (a) Two-thirds of the Purchase Price shall be paid at the time of execution of the Lease, the Financing And Security Agreement and related agreements;

      (b)   The one-third balance will be paid as follows:

            (i) 20% of the balance will be paid at the time of completion of installation of all of the Equipment (the "Installation"),

            (ii) 30% of the balance will be paid 30 days after the date of completion of Installation, and

            (iii) the final 50% of the balance will be paid 60 days after the date of completion of Installation.

      Upon Coyote's receipt of two-thirds of the Purchase Price: (a) that certain Purchase Agreement with attached Security Agreement dated December 30, 1998 between Coyote and Wireless shall be deemed null and void, (b) that certain Promissory Note of same date made by Wireless in favor of Coyote shall be deemed satisfied in full, (c) all liens and/or interests of Coyote in and to the Equipment shall be deemed forever released.

      Coyote shall execute any and all documents and take any and all actions reasonably requested by PrinVest to reflect the foregoing. Coyote shall execute UCC termination statements with respect to the Equipment in form and substance satisfactory to PrinVest.

Dated: 3/22/99                          WIRELESS USA, INC.

                                        By: /s/ SAMEER DEEB
                                           -------------------------------------

                                        Its: President
                                             -----------------------------------


Dated: 3/22/99                          COYOTE TECHNOLOGIES, LLC

                                        /s/ RONALD KEISER

                                        By: Ronald Keiser
                                           -------------------------------------

                                        Its: Senior Vice President Sales
                                             & Marketing
                                             -----------------------------------

                                  EXHIBIT "A"

                      ------------------------------------

                                  WIRELESS USA
                             60 Hudson, 13th Floor
                               New York, NY 07102

                          EQUIPMENT LIST, Page 1 of 1

1    DSS 10000 Tandem
     ID #190077

1    EMI Cabinet

1    Spares Kit

1    Administrative Management Terminal
     Sun-Ultra 5 System
     CPU S/N FW83118100
     Display S/N 9836KE2189
     Tape Drive S/N 837G1202

1    Call Management System
     Sun-Ultra 5 System
     CPU S/N 83510177
     Display S/N 9836KE2184
     Tape Drive S/N 837G0952

1    SS7
     CPU S/N 2F1044625
     Monitor S/N 191-82203099
     I-1 Card  227669
     T-1 Card  227667
     SCO Vision FS
     SCO OS

1    Remote Access Kit
     11 USU    4253239
     Router    25082389
     Hub       KTRS1F9CDE8

     Racks, Panels
     (1) 19' Relay Rack
     (1) 19' Relay Rack w/Fuse Panel
     (2) DSX Cross Connect Panels
     (1) Asst'd Cables

                                  EXHIBIT "A"

                           -------------------------

                                  WIRELESS USA
                            12000 Networld Boulevard
                             San Antonio, TX 78249

                          EQUIPMENT LIST, Page 1 of 2

2  DSS 10000 Tandem
   ID #190074
   ID #190083

2  EMI Cabinets

2  Spares Kits

2  Administrative Management Terminal
   Sun - Ultra 5 System
   CPU S/N FW83510488
   Display S/N 9838KE2181
   Tape Drive 837G0862

   Sun - Ultra 5 System
   CPU S/N FW84130140
   Display S/N 8632KE0754
   Tape Drive S/N 83G3153

2  Call Management System
   Sun - Ultra 6 System
   CPU S/N 84130145
   Display 3/N 9638KE0755
   Tape Drive S/N 828G1202

   Sun - Ultra 5 System
   CPU G/N 03510437
   Display S/N 9803KE2190
   Tape Drive S/N 837G0936

2  SS7
   CPU S/N AP13542
   Monitor G/N 191-82108078G20
   T-1 Card  227870
   T-1 Card  227079
   SCO Vision FS
   OCO OG

   CPU S/N AP13541
   Monitor S/N 191-81400587
   T-1 Card  227871*
   T-1 Card  227874
   SCO Vision FS
   SCO OS

3  Remote Access Kit
   T1 DSU 1253267
   Router 250820372
   Hub    KTRS1FA94CO

                                  EXHIBIT "A"

                                  WIRELESS USA
                            12000 Networld Boulevard
                             San Antonio, TX 78249

                          EQUIPMENT LIST, Page 2 of 2

1. NETWORK SERVER DELL POWEREDGE 4200
   Serial Number         U30FB
   Model 220-0508
   Number 022036695

   IDI CostGuard PLUS Software

1  DEBIT CARD PRE-PAY SYSTEM/SPARES
   Debit Card Remotes (12 T-1's)

1  COMPRESSION SYSTEM/SPARES
   Gateway Interfaces (2 T-1's)
   7 Base Systems

                                   EXHIBIT B

                                TO BILL OF SALE


a. PrinVest Financial Corp. ("Purchaser") shall have the right at any time within one year after completion of installation to require that Coyote Technologies, LLC, ("COYOTE") at its expense, correct, repair or replace (at COYOTE'S sole option) defective products with conforming products.

b. Defective products shall be returned in accordance with COYOTE'S standard and published return procedures for commercial customers.

c. Purchaser shall bear the risk of loss or damage to products returned to COYOTE including but not limited to transit to and from COYOTE'S plant, notwithstanding any defect in the product. COYOTE will pay for freight back to the Purchaser by the same method of shipment as sent to COYOTE. Any customs duties to be borne by the Purchaser.

d. If COYOTE finds that a returned product is not defective, the Purchaser will be notified and the product returned at the Purchaser's expense. The Purchaser shall reimburse COYOTE for all costs relating to the shipment to COYOTE of returned products which are not defective. In addition, at COYOTE'S sole discretion, a charge for testing and examination may be made on products so returned.

e. This warranty shall not apply for any product that: (i) has been subjected to misuse, neglect, accident, or abuse; (ii) has been repaired or altered by someone other than the original manufacturer; or (iii) has been used in a manner not in accordance with instructions furnished by COYOTE. Other manufacturer's equipment provided by COYOTE shall carry only such manufacturer's standard warranty. This warranty does not apply to consumable items such as lamps and fuses.

f. REPAIR OR REPLACEMENT OF DEFECTIVE PRODUCTS BY COYOTE IN THE MANNER AND FOR THE PERIOD OF TIME PROVIDED ABOVE SHALL BE THE SOLE AND EXCLUSIVE REMEDY OF THE PURCHASER and shall constitute fulfillment of all obligations of COYOTE to the Purchaser with respect to, or arising out of, the products, whether such liability is based on statute, contract, negligence, strict liability in tort or otherwise, and whether or not occasioned by COYOTE'S negligence.

g. COYOTE and WIRELESS USA, INC. ("Wireless") warrant that Wireless is the sole owner of the Equipment being sold hereunder, that there are no liens, claims, encumbrances or rights to payment against any of the Equipment, and that unfettered title to such Equipment will pass to Purchaser upon payment to Coyote of two-thirds of the Purchase Price and the title will be free and clear of all liens, claims, encumbrances and/or rights to payment of any kind.

h. All amounts required to be paid to C&L Communications, Inc. in connection with the Equipment have been paid. Coyote shall pay, when due, all future amounts to be owing to C&L Communications, Inc. with respect to or in any way related to the Equipment, including, but not limited to, any future shipping and/or storage costs.

i. Coyote and Wireless warrant that all of the Equipment has been shipped by Coyote to C&L Communications, Inc.

j. Upon receipt by Coyote of two-thirds of the Purchase Price, Coyote shall be deemed to have released all of its liens, claims, encumbrances, and/or rights to payment against the Equipment and shall have no claims whatsoever to any of the Equipment.

Dated:   3/22/99                 COYOTE TECHNOLOGIES, LLC

                                 /s/ RONALD KEISER

                                 By:  Ronald Keiser
                                    ------------------------------------------

                                 Its: Senior Vice President Sales & Marketing
                                     -----------------------------------------



Dated:                           PRINVEST FINANCIAL CORP.

                                 /s/ KEVIN L. HARTZELL

                                 By:    Kevin L. Hartzell
                                    ------------------------------------------

                                 Its:   Sr. VP
                                     -----------------------------------------